UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  FORM 8-K/A1
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   October 23, 1995
               -------------------

                              JAYARK CORPORATION
                        -------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                0-3255               13-1863419
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(State or other jurisdiction of incorporation)   (Commission File Number)
                                     (I.R.S. Employer Identification No.)

                  POST OFFICE BOX 741528, HOUSTON, TEXAS 77274
                  --------------------------------------------
  (Address of principal executive offices )              (Zip Code)

                                   713-783-9184
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


 (Former name,  former address and fiscal year,  if changed since last report.)


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

     Exhibits

      16. Letter from KPMG Peat Marwick LLP pursuant to Item 304(a)(3) of Regulation S-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAYARK CORPORATION
-------------------
Registrant

By:  /s/ David L. Koffman                         Date:      November 13, 1995
     ------------------------------                         ------------------
     David L. Koffman,
     Chairman of the Board

                                   Exhibit 16


                             KPMG Peat Marwick LLP
                                  (Letterhead)

October 30, 1995

Securities and Exchange Commission
Washington, D.C. 205498

Ladies and Gentlemen:

We were previously principal accountants for Jayark Corporation and, under the date of August 9,1995, we reported on the consolidated financial statements of Jayark Corporation and subsidiaries as of and for the three years ended April 30, 1995. On October 23, 1995, our appointment as principal accountants was terminated. We have read Jayark Corporation's statements included under Item 4 of its Form 8-K dated October 23, l995, and we agree with such statements, except that we are not in a position to agree or disagree with Jayark Corporation's statement that the change was approved by the audit committee of the board of directors.

Very truly yours,

/s/ KPMG Peat Marwick LLP